                                                                 EXHIBIT 10.11


                         PURCHASE AND SALE AGREEMENT


        THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made between NationsBank, N.A. (South), a national banking association ("Seller"), and The Summit National Bank ("Purchaser").

        In consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree as follows:

                                      1.
                              PURCHASE AND SALE


        1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following described property (herein collectively called the "Property"):

        (a) Land. That certain tract of land (the "Land") in Gwinette County, Georgia being more particularly described on EXHIBIT A attached hereto and incorporated herein by reference;

        (b) Improvements. All improvements (the "Improvements") in and on the Land;

        (c)  Tangible Personal Property.  Subject to the provisions of Section
9.2 hereafter, all of Seller's rights, title and interest in all appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, located on or about the Land and the Improvements (the "Tangible Personal Property");

        (d) EASEMENTS. All easements, if any, benefiting the Land or the Improvements;

        (e) RIGHTS AND APPURTENANCES. All rights and appurtenances pertaining to the foregoing, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way; and

        (f) KEYS.  All keys to locks on the Property.


                                      2.
                                PURCHASE PRICE


    PURCHASE PRICE. The purchase price (the "Purchase Price") for the Property shall be SEVEN HUNDRED FIFTY-FIVE THOUSAND DOLLARS ($755,000.00) in cash and shall be paid by Purchaser to Seller at the closing (as defined in Section 6.1).


                                      3.
                                EARNEST MONEY

        3.1 EARNEST MONEY. Upon execution of this Agreement, Purchaser shall deliver to Dodson, Feldman & Dorough, L.L.P. ("Escrow Agent"), the sum of SEVENTY-FIVE THOUSAND

DOLLARS ($75,000.00) in cash (the "Earnest Money'). If the sale of the Property is consummated pursuant to the terms of this Agreement, the Earnest Money shall be retained by Seller and applied to the payment of the Purchase Price. If Purchaser terminates this Agreement in accordance with any right to terminate granted by this,Agreement, the Earnest Money shall be immediately returned to Purchaser, and no party hereto shall have any further obligations under this Agreement. Except as otherwise provided herein, in the event the sale of the Property is not consummated after Purchaser has approved the matters set forth in Section 4.1 and 4.2 of this Agreement, all Earnest Money deposited hereunder shall be retained by Seller, and no party shall have any further obligations under this Agreement. Seller and Purchaser shall enter into an Escrow Agreement with Escrow Agent in the form attached hereto as Exhibit "B" with regard to the Earnest Money.


                                       4.
                             CONDITIONS TO CLOSING

         4.1 Title and Survey. Within twenty (20) days after the date of this Agreement, Seller shall (at Purchaser's expense) provide Purchaser with a Commitment for an Owner's Policy of Title Insurance (the 'Title Commitment"), such Policy to name Purchaser as the insured, in the amount of the Purchase Price, and insuring that Purchaser owns good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions, as hereinafter defined. Purchaser shall have thirty (30) days after the date of this Agreement within which to approve or disapprove the Title Commitment and Survey (to be obtained by Purchaser), including the information reflected therein, such approvals or disapprovals to be within Purchaser's sole discretion. If Purchaser fails to disapprove any such item by written notice to Seller within such period, Purchaser shall be deemed to have approved such items. If Purchaser disapproves any such item by written notice to Seller during such period, Purchaser may terminate this Agreement in its sole and absolute discretion. The title exceptions listed in Schedule B of the Commitment for Title Insurance and all items shown on the survey specified in this Section 4.1 which Purchaser approves or is deemed to approve pursuant to this Section 4.1 and all leases affecting the Property are hereinafter called the "Permitted Exceptions. At Purchaser's option and expense, Purchaser may obtain a current survey of the Property (the "Survey") prepared by a licensed surveyor.

         4.2 Inspection. Purchaser may inspect the Property at any reasonable time during business hours within thirty (30) days from the date of this Agreement. If such inspection reveals any fact or condition unacceptable to Purchaser, Purchaser shall notify Seller of such unacceptable fact or condition and may terminate this Agreement, and neither party shall have any further rights, duties or obligations hereunder. In the event Purchaser does not give such notification to Seller within such time period, the said inspection of the Property shall be deemed satisfactory to Purchaser.
Purchaser shall be liable for all damage or injury to person or property resulting from any such inspection occasioned by the acts of Purchaser, its employees, agents or representatives, and Purchaser shall indemnify and hold harmless Seller from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

         4.3     Termination, If this Agreement is terminated pursuant to
Section 4.1 or " above, the Earnest Money will be promptly refunded to Purchaser, and neither party shall have any further obligations under this Agreement.


PURCHASE AND SALE AGREEMENT

                                       5.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER

PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY;
(B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANYONE ELSE MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OF MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR EQUIPMENTS, INCLUDING SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS SUBSTANCE AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO
THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS-IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING.


PURCHASE AND SALE AGREEMENT

                                       6.
                                    CLOSING

         6.1 Closing. The closing ("Closing") shall be held at the offices of Escrow Agent at 6000 Lake Forest Drive, N. W., Suite 300, Atlanta, Georgia 30328, on or before forty-five (45) days from the date of this Agreement (the "Closing Date"), unless the parties mutually agree upon another place or date.

         6.2 Seller's Obligations at Closing, At Closing, Seller shall deliver to Purchaser the following documents:

                 (a) Deed. Limited Warranty Deed (the "Deed") executed by Seller conveying the Land to Purchaser in the form attached to this Agreement as Exhibit C subject to no exceptions other than the Permitted Exceptions.

                 (b) Evidence of Authority. Copy of Seller's resolutions, certified by Seller as true and complete, as of the Closing Date, so as to evidence the authority of the persons signing the Deed and other documents to be executed by Seller at Closing and the power and authority of Seller to convey the Property to Purchaser in accordance with this Agreement.

                 (c) Foreign Person. An affidavit of Seller certifying that Seller is not a "foreign person" as defined in the federal Foreign Investment in Real Property Tax Act of 1980.

                 (d) Georgia Resident. An affidavit of Seller certifying that Seller is a resident of the State of Georgia.

                 (e) Owner's Affidavit. An affidavit of Seller satisfactory to the Title Company stating that no repairs or improvements have been made to the Property ninety (90) days prior to the Closing Date in the form attached hereto as Exhibit D.

                 (f) Bill of Sale and Assignment. A Bill of Sale and Assignment (the "Bill of Sale") executed by Seller and assigning to Purchaser the Tangible Personal Property in the form attached hereto as Exhibit E.

                 (g) Transfer Tax Declaration. Transfer Tax Declarations in compliance with Georgia law.

         6.3 Purchaser's Obligations at Closing. At Closing, Purchaser shall deliver to Seller the Purchase Price by cashier's check or wire transfer of immediately available funds.

       6.4 Proration. All rents, if any, with respect to the Property for the month in which the Closing occurs, and real estate taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated to the Closing Date.

                 (a) If the Closing shall occur before rents, all other amounts payable by the tenants under Leases and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents, other amounts and other income shall be upon the basis of such rents, other amounts and other income actually received by Seller. Subsequent to the Closing, if any such rents, other amounts and other income, are collected by Purchaser, Purchaser shall pay to Seller its proportionate share thereof for such month.


PURCHASE AND SALE AGREEMENT
PAGE 4

Purchaser shall make a good faith effort and attempt to collect any such rents, other amounts and other income not apportioned at the Closing for the benefit of Seller.

                 (b) If the Closing shall occur before the actual amount of utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

                 (c) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes for the year in which the Closing occurs shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. If the Property is not assessed as a separate parcel for tax or assessment purposes, then such taxes and assessments attributable to the Property shall be determined by Seller in its sole and absolute discretion.
If, as of the Closing, the Property is not being treated as a separate tax parcel, then within thirty (30) days after the Closing, Purchaser shall, as its sole cost and expense have the Property assessed separately for tax and assessment purposes. (*) See page 5 (a) This agreement of Seller and Purchaser set forth in this Section 6.4 shall survive the Closing.

         6.5 Possession. Possession of the Property shall be delivered to Purchaser at closing, subject to the Permitted Exceptions.

         6.6 Closing Costs. Except as otherwise expressly provided herein, Purchaser shall pay, on the Closing Date, the title insurance premium and related title search expenses for the Owner's Commitment and Policy, any escrow fees and other customary charges of the title company, the cost of any audits, surveys and inspections, and any sales tax or similar tax due in connection with the transfer of the Tangible Personal Property, and Seller shall pay, on the Closing Date, all recording costs and any transfer tax due in connection with the recording of the Deed. Each party shall pay its own attorneys' fees.


                                       7.
                                  RISK OF LOSS

         7.1 Casualty. If the Property, or any part thereof suffers any damage prior to Closing from fire or other casualty, which Seller shall have no obligation to repair, Purchaser may either (a) terminate this Agreement or (b) consummate the Closing, in which latter event the proceeds of any insurance covering such damage, up to the amount of the Purchase price, shall be assigned to Purchaser at Closing.

         7.2 Condemnation. If, prior to Closing, action is initiated or threatened to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser shall have ten (10) days from receipt of written notice of such event from Seller to advise Seller that it intends to (a) terminate this Agreement or (b) consummate the Closing, in which latter event the award of the condemning authority shall be assigned to Purchaser at the Closing. If Seller does not receive any such notice from Purchaser within such ten (10) day period, then Purchaser shall be deemed to have elected option (b) of this section 7.2.


PURCHASE AND SALE AGREEMENT

Section 6 (d)    Purchaser agrees to pay prorata share of personal
                 property taxes for the year of closing as evidenced by personal property tax return and property tax bill for 1995 only on the personal property conveyed to Purchaser as shown on said personal property tax return.







Purchaser & Sale Agreement
Page 5 (a)

                                       8.
                                    DEFAULT

         8.1 Breach by Seller. If Seller breaches this Agreement, Purchaser may terminate this Agreement and thereupon shall be entitled to the immediate return of the Earnest Money, together with all accrued interest thereon, as its sole and exclusive remedy and relief thereunder. In no event shall Seller be liable to Purchaser for any actual, punitive, speculative, consequential or other damages.

         8.2 Breach by Purchaser. If Purchaser breaches this Agreement, Seller shall be entitled to the Earnest Money together with all interest accrued thereon, if any, as liquidated damages (and not as a penalty) and as Seller's sole remedy and relief hereunder. Seller and Purchaser have made this provision for liquidated damages because it would be difficult to calculate on the date hereof the amount of actual damages for such breach, and these sums represent reasonable compensation to Seller for such breach.


                                       9.
                               FUTURE OPERATIONS

               9.1 Future Operations. From the date of this Agreement until the Closing or earlier termination of this Agreement:

               (a) Maintenance, Litigation. Except for condemnation and casualty which are provided for in Section 7, Seller (i) will keep and maintain the Property in its condition as of the date of this Agreement (reasonable wear and tear excepted), and (ii) will use its beat effort promptly to advise Purchaser of any litigation, arbitration, or administrative hearing concerning the Property arising or threatened after the date of this Agreement.

                 (b) Contracts. Seller will not, without the prior written consent of Purchaser, modify, enter into, or renew any contract which cannot be canceled upon thirty (30) days' prior written notice.


PURCHASE AND SALE AGREEMENT

9.2 Seller's Property. Purchaser acknowledges that Seller is currently operating a branch banking facility on the Property. Seller shall be entitled, at Seller's option, to remove from the Property prior to the closing, all supplies, records, documents, cash, coin, furniture and furnishings (other than the furniture and furnishings located on the first floor), decorations, equipment(other than the equipment which has been removed by Seller prior to Seller's execution of this Agreement and equipment that is leased by Seller), trade fixtures (including, without limitation, all security systems, but not the wiring for such systems, alarms, cameras, nameplates of any pylon signs, nameplates of any monument signs, nameplates of any drive-through signage, and safe deposit boxes), computers and computer-related equipment, telecommunication equipment, and other miscellaneous items of personal property relating to the operation of Seller's business, and such items removed by Seller shall be excluded from the Tangible Personal Property to be conveyed hereunder and shall remain the property of Seller. The following items shall be left by Seller at the Property (if the same are currently located thereon) and included in the Tangible Personal Property to be conveyed to Purchaser:
ATM, vault door, night depository, undercounter equipment, drive-in equipment and directional signage.


                                        /s/
                                        ---------------------
                                        6-20-96

Page 6(a)

                                     10.
                               CONFIDENTIALITY

                 10.1 Non-Disclosure. From and after the Effective Date of this Agreement or unless with the prior written consent of the other party, neither Purchaser nor Seller shall prior to the Closing (i) make or permit to be made any announcements or press releases concerning the existence of this Agreement, the terms of the purchase of the Property or any other information concerning this Agreement or the transaction contemplated herein or (ii) disclose or permit to be disclosed, directly or indirectly, to any person or entity any information in respect of the Property which is obtained pursuant to this Agreement or through Property or records concerning the Property. (* - continued on page 7 (a))

         10.2 Limited Disclosure to Advisors. Each party shall have the right to disclose information in respect of the Property to its attorneys, accountants, prospective lenders and their Counsel so long as they agree to be bound by the terms of this Section 10.



                                MISCELIANEOUS

         11.1 Notice. Whenever this Agreement requires or permits any consent, approval, notice, request, or demand from one party to the other (collectively "Notice"), such Notice must be in writing to be effective and shall be effective on the date of actual receipt of such Notice by the addressee or when the attempted initial delivery is refused or when it cannot be made because of a change of address of which the sending party has not been notified. The following shall, without limitation, be prima facia evidence of actual receipt of Notice by the addressee: (a) if mailed, by a United States certified mail return receipt, signed by the addressee or the addressee's agent; (b) if by telegram, by a telegram receipt signed by the addressee or the addressee's agent; or (c) if handdelivered, by a delivery receipt, signed by the addressee or the addressee's agent. The parties' respective addresses for delivery of any Notice are set forth below unless another address within the state of Georgia is designated in writing by any party to the other.

If to Seller:

NationsBank, N.A. (South)
715 Peachtree Street (30308)
P.O. Box 105249
Atlanta, Georgia 30348-5249
Attention: George Snow
         GA2-002-10-02

With a copy to:

Gary R. Preston, Esq.
NationsBank, N.A. (South)
400 North Ashley Drive
15th Floor
Tampa, Florida 33602
FL1-010-15-02

PURCHASE AND SALE AGREEMENT
PAGE 7

Continuation

Section 10.1 However, the parties acknowledge that Purchaser shall be permitted to disclose its purchase of the Property as necessary to fulfill the application for authorization from the Comptroller of Currency to operate Purchaser's business at the Property.


Purchase & Sale Agreement
Page 7(a)

If to Purchaser:

The Summit National Bank                     c.c. Aaron Alembik
4360 Chamblee-Dunwoody Road                  Alembik & Alembik
Atlanta, Georgia 30341                       3033 Maple Drive
                                             Atlanta, GA 30305-2679
If to Escrow Agent:

Dodson, Feldman & Dorough, L.L.P.
6000 Lake Forest Drive, N.W.
Suite 300
Atlanta, Georgia 30328
Attention: William H. Dodson, 11, Esquire


         11.2 Real Estate Commissions. Neither Seller nor Purchaser has contacted any real estate broker, finder or similar person in connection with the transaction contemplated hereby, except Lincoln Property Company Commercial Service Enterprises, Inc. and Baker Dennard Co. (the "Brokers"). Seller shall pay to the Brokers at the Closing a brokerage fee in the aggregate amount of six (6.O%) percent of the Purchase Price; provided, however, that Brokers' right to such brokerage fee shall vest only at Closing, and no commission shall be due if the Closing does not occur for any reason. The aforesaid commission shall be divided between the Brokers as follows: three percent (3.0%) to Lincoln Property Company Commercial Service Enterprises, Inc. and three percent (3.0%) to Baker Dennard Co. To the actual knowledge of Seller and Purchaser, no other Acquisition Fees (as hereafter defined) have been paid or are due and owing to any other person or entity other than to the Brokers. Neither of the Brokers shall be entitled to any portion of the Earnest Money in the event the same or any part thereof is forfeited to Seller. As used herein, "Acquisition Fees" shall mean all fees paid to any person or entity in connection with the selection and purchase of the Property, including real estate commissions, selection fees, and non-recurring management and start-up fees, development fees or any other fee of similar nature. Seller and Purchaser each hereby agree to indemnify and hold harmless the other from and against any and all claims for Acquisition Fees or similar charges with respect to this transaction arising by, through or under the indemnifying party and each further agrees to indemnify and hold harmless the other from any loss or damage resulting from an inaccuracy in the representations contained in this Section 11.2. This indemnification agreement of the parties shall survive the Closing.

         11.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties nor any representations made by either party relative to the subject matter hereof which are not expressly set forth herein.

         11.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

         11.5 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

         11.6 Time of Essence. Time is of the essence of this Agreement. However, if the final date of any period which is not set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the law of the United States or the State of Georgia, then in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.



PURCHASE AND SALE AGREEMENT

         11.7 Governing Law. This Agreement shall be governed by the laws of the State of Georgia and the applicable federal laws of the United States.

         11.8 Successors and Assigns. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller.

         11.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         11.10 Attorneys' Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages as herein provided, reasonable attorneys' fees incurred in such suit.

         11.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one (1) agreement.

         11.12 Date of This Agreement. This Agreement shall be null and void unless Purchaser, no later than May 10, 1996, delivers five (5) executed copies of this Agreement to Seller at the address shown in Section 11.1. I hereof. As used in this Agreement, the terms "date of this Agreement" or "date hereof" shall mean and refer to the date of execution of this Agreement by Seller.


PURCHASE AND SALE AGREEMENT

         11.13 Exhibit. The following exhibits are attached to this Agreement and are incorporated into this Agreement and made a part hereof:

              (a)   Exhibit A, the land;
              (b)   Exhibit B, the Escrow Agreement;
              (c)   Exhibit C, the Limited Warranty Deed;
              (d)   Exhibit D, the Affidavit of Ownership; and
              (e)   Exhibit E, the Bill of Sale.


                                    SELLER:

DATE OF EXECUTION BY SELLER:        NationsBank, N.A. (South), a national
                                    banking association

        6-19-96                     By: /s/ George M. Snow
        -------                         ---------------------------

                                    Name: George M. Snow
                                          -------------------------

                                    Title: Vice President
                                           ------------------------

                                    PURCHASER:
DATE OF EXECUTION BY PURCHASER:     THE SUMMIT NATIONAL BANK


        5-3-96                      BY: /s/ Gary McClung
        ------                          ---------------------------

                                    Name: Gary McClung
                                          -------------------------

                                    Title: Executive Vice President
                                           ------------------------


PURCHASE AND SALE AGREEMENT

                   ACKNOWLEDGMENT AND AGREEMENT BY THE AGENT


The undersigned joins in execution of this Agreement for the purpose of representing and warranting to Purchaser and Seller that the undersigned (i) is a duly licensed real estate broker under the real estate licensing act(s) of the State of Georgia and any applicable regulations, (ii) is duly authorized to earn and receive a commission in connection with the transaction evidenced by this Agreement, and (iii) acknowledges and agrees to the terms and provisions of Section 11.2 hereof, including, without limitation, the entitlement to commission only accruing upon a final closing of the transaction. The undersigned shall indemnify and hold Purchaser and Seller harmless from any loss, liability, damage, cost or expense (including attorneys' fees) resulting by reason of a breach of the representations and warranties made herein.


                                        BROKER:
                                        LINCOLN    PROPERTY   COMPANY
                                        COMMERCIAL  SERVICE  ENTERPRISES,
                                        INC.

                                        By: /s/ Ronald K. Steen
                                           -------------------------------------
                                        Name: Ronald K. Steen
                                             -----------------------------------
                                        Title: Broker
                                              ----------------------------------
                                        Date: 6-20-96
                                             -----------------------------------



PURCHASE AND SALE AGREEMENT

                   ACKNOWLEDGMENT AND AGREEMENT BY THE AGENT



The undersigned joins in execution of this Agreement for the purpose of representing and warranting to Purchaser and Seller that the undersigned (i) is a duly licensed real estate broker under the real estate licensing act(s) of the State of Georgia and any applicable regulations, (ii) is duly authorized to earn and receive a commission in connection with the transaction evidenced by this Agreement, and (iii) acknowledges and agrees to the terms and provisions of Section 11.2 hereof, including, without limitation, the entitlement to commission only accruing upon a final closing of the transaction. The undersigned shall indemnify and hold Purchaser and Seller harmless from any loss, liability, damage, cost or expense (including attorneys' fees) resulting by reason of a breach of the representations and warranties made herein.

                                        BROKER:
                                        BAKER DENNARD CO.

                                        By: /s/ John K. Baker
                                           -------------------------------------
                                        Name:  John K. Baker
                                             -----------------------------------
                                        Title: Secretary
                                              ----------------------------------
                                        Date:  5/3/96
                                             -----------------------------------



PURCHASE AND SALE AGREEMENT
PAGE 12

                       FIRST AMENDMENT TO PURCHASE AND
                               SALES AGREEMENT


        THIS FIRST AMENDMENT TO PURCHASE AND SALES AGREEMENT ("Agreement") is made between NationsBank, N.A. (South), a national banking association ("Seller"), and the Summit National Bank ("Purchaser"), and Dodson, Feldman & Dorough, L.L.P. ("Escrow Agent") and the Real Estate Brokers herein named.

        In consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree to amend the Purchase and Sales Agreement as follows:

                                      1.
                              PURCHASE AND SALE


        1.      Notwithstanding anything to the contrary set forth in Paragraph
6.1 of the Purchase and Sales Agreement now existing between the parties, the closing shall take place on or before August 20, 1996.

        2. It is agreed between the parties hereto that all of the other terms and conditions of the aforementioned Purchase and Sales Agreement shall remain in full force and effect except as modified herein.

        3. Upon execution by all parties, this First Amendment shall be attached to and form a part of said Purchase and Sales Agreement.

        IN WITNESS WHEREOF, the parties have hereto set their hands and seals through their duly authorized officers.

DATE OF EXECUTION BY SELLER:            SELLER:
                                        NationsBank, N.A. (South), a national
                                        banking association

          7-2-96
---------------------------

                                        By:   /s/ George M. Show
                                              --------------------------------
                                        Name: George M. Show
                                              --------------------------------
                                        Title: V.P.
                                              --------------------------------

DATE OF EXECUTION BY                    PURCHASER:
PURCHASER:                              THE SUMMIT NATIONAL BANK


---------------------------             By:
                                           -----------------------------------
                                        Name:  Gary McClung
                                        Title: Executive Vice President

                       FIRST AMENDMENT TO PURCHASE AND
                               SALES AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALES AGREEMENT ("Agreement") is made between NationsBank, N.A. (South), a national banking association ("Seller"), and the Summit National Bank ("Purchaser"), and Dodson, Feldman & Dorough, L.L.P. ("Escrow Agent") and the Real Estate Brokers herein named.

         In consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree to amend the Purchase and Sales Agreement as follows:

                                      1.
                               PURCHASE AND SALE

         1. Notwithstanding anything to the contrary set forth in Paragraph 6.1 of the Purchase and Sales Agreement now existing between the parties, the closing shall take place on or before August 20, 1996.

         2. It is agreed between the parties hereto that all of the other terms and conditions of the aforementioned Purchase and Sales Agreement shall remain in full force and effect except as modified herein.

         3       Upon execution by all parties, this First Amendment shall be attached to and form a part of said Purchase and Sales Agreement.

         IN WITNESS WHEREOF, the parties have hereto set their hands and seals through their duly authorized officers.

DATE OF EXECUTION BY SELLER:            SELLER:
                                        NationsBank, N.A. (South), a national
----------------------------            banking association


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

DATE OF EXECUTION BY                    PURCHASER:
PURCHASER:                              THE SUMMIT NATIONAL BANK
                                        By: /s/ Gary McClung
                                           -------------------------------------
July 3, 1996                            Name: Gary McClung
------------                                 -----------------------------------
                                        Title: Executive Vice President
                                              ----------------------------------

                                       ESCROW AGENT:
                                       DODSON, FELDMAN &
                                       DOROUGH, L.L.P.



                                       By:
                                          ---------------------------
                                       Name:  William H. Dodson, II
                                       Title: Partner
                                       Date:
                                            -------------------------


                                       BROKER:
                                       BAKER DENNARD CO.


                                       By:
                                          ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------
                                       Date:
                                            -------------------------


                                       BROKER:
                                       LINCOLN PROPERTY COMPANY
                                       COMMERCIAL SERVICE
                                       ENTERPRISES, INC.


                                       By: /s/ Ronald K. Steen
                                          ---------------------------
                                       Name: Ronald K. Steen
                                             ------------------------
                                       Title: Broker
                                             ------------------------
                                       Date:  7-2-96
                                             ------------------------

                                        ESCROW AGENT:
                                        DODSON, FELDMAN &
                                        DOROUGH, L.L.P.



                                        By:
                                           ------------------------------
                                        Name:  William H. Dodson, II
                                        Title: Partner
                                        Date:
                                             ----------------------------


                                        BROKER:
                                        BAKER DENNARD CO.


                                        By: /s/ John K. Baker
                                           ------------------------------
                                        Name: John K. Baker
                                             ----------------------------
                                        Title: Secretary
                                              ---------------------------
                                        Date: 7/3/96
                                             ----------------------------


                                        BROKER:
                                        LINCOLN PROPERTY COMPANY
                                        COMMERCIAL SERVICE
                                        ENTERPRISES, INC.



                                        By:
                                            -----------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------
                                        Date:
                                             ----------------------------

                       SECOND AMENDMENT TO PURCHASE AND
                               SALES AGREEMENT

        THIS SECOND AMENDMENT TO PURCHASE AND SALES AGREEMENT ("Agreement") is made between NationsBank, N.A. (South), a national banking association ("Seller"), and the Summit National Bank ("Purchaser"), and Dodson, Feldman & Dorough, L.L.P. ("Escrow Agent") and the Real Estate Brokers herein named.

        In consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree to amend the Purchase and Sales Agreement as follows:

        1. Notwithstanding anything to the contrary set forth in Paragraph 2 "Purchase Price" of the Purchase and Sales Agreement now existing between the parties, the purchase price of the property shall be Seven Hundred Forty Thousand Dollars ($740,000.00) and shall be paid in cash by Purchaser to Seller at closing (as defined in Section 6.1).

        2. It is agreed between the parties hereto that all of the other terms and conditions of the aforementioned Purchase and Sales Agreement as originally modified by the First Amendment to said Purchase and Sales Agreement, shall remain if full force and effect except as modified herein.

        3. Upon execution by all parties, this Second Amendment shall be attached to and form a part of said Purchase and Sales Agreement.

        IN WITNESS WHEREOF, the parties have hereto set their hands and seals through their duly authorized officers.

DATE OF EXECUTION BY SELLER:            SELLER:
                                        NationsBank, N.A. (South), a national
                                        banking association

         8/9/96
---------------------------

                                        By: /s/ George M. Show
                                           ----------------------------------
                                        Name: George M. Show
                                             --------------------------------
                                        Title: V.P.
                                              -------------------------------

DATE OF EXECUTION BY                    PURCHASER:
PURCHASER:                              THE SUMMIT NATIONAL BANK


         8/9/96                         By: /s/ Gary McClung
---------------------------                 ---------------------------------
                                        Name: Gary McClung
                                        Title: Executive Vice President

ESCROW AGENT:
DODSON, FELDMAN &
DOROUGH, L.L.P.


By: /s/ William H. Dodson, II
   --------------------------------
Name: William H. Dodson, II
Title: Partner
Date: 8/9/96
     ------------------------------


BROKER:
BAKER DENNARD CO.


By: /s/ John K. Baker
   --------------------------------
Name: John K. Baker
     ------------------------------
Title: Secretary
      -----------------------------
Date: 8/9/96
      -----------------------------


BROKER:
LINCOLN PROPERTY COMPANY
COMMERCIAL SERVICE
ENTERPRISES, INC.



By: /s/ George W. Lancaster
   --------------------------------
Name: George W. Lancaster
     ------------------------------
Title: Broker
      -----------------------------
Date: 8/9/96
      -----------------------------





                                     -2-